                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             06/2002 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms1                                WEIGHTED AVERAGE PC RATE:    6.48242%
POOL NUMBER:  Group 1 = 1818
____________________________________________________________________________________________

ISSUE DATE:  01/31/2002
CERTIFICATE BALANCE AT ISSUE:    $376,531,676.04

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     874                         $361,990,684.23
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $317,306.74
Unscheduled Principal Collection/Reversals                            $64,624.01
Liquidations-in-full                                      11       $3,685,283.18
Net principal Distributed                                          $4,067,213.93     ($4,067,213.93)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        863                         $357,923,470.30

SCHEDULED INTEREST AT MORTGAGE RATE:                               $2,102,106.62

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $146,602.27

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                             $6,022,718.28

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             06/2002 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms1                                WEIGHTED AVERAGE PC RATE:    6.48242%
POOL NUMBER:  Group 1 = 1818
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

     $4,067,213.93     $1,955,504.35             $0.00     $1,955,504.35             $0.00     $6,022,718.28

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $8,758,086.00             $0.00             $0.00             $0.00     $8,758,086.00
Bankruptcy Bond
   Single-Units           $212,147.00             $0.00             $0.00             $0.00       $212,147.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $8,758,086.00             $0.00             $0.00             $0.00     $8,758,086.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

   12      $5,383,388.59         0              $0.00         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 06/25/2002 are as follows:

                Class       Class Principal Balance
                CB1               $13,952,014.59
                CB2                $5,232,007.47
                CB3                $3,488,002.65
                CB4                $1,744,002.82
                CB5                $1,744,001.82
                CB6                $1,744,003.25
                              __________________
                Total             $27,904,032.61
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of May 31, 2002):

SERIES:  2002-ms1               POOL NUMBER:  Group 1 = 1818

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $357,923,470.30**        $5,383,388.59***        $5,383,388.59***
Number:                          888                     12                      12
% of Pool:                    100.00%                  1.50%                   1.50%
(Dollars)
% of Pool:                    100.00%                  1.35%                   1.35%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***                $0.00***                $0.00***
Number:                           0                       0                       0
% of Pool:                    0.00%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.00%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all June 01, 2002 scheduled payments and May 01, 2002 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
May 31, 2002.

Trading Factor, calculated as of distribution date : 0.40867773.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including June 01, 2002, and unscheduled prepayments in months prior to June ) can be calculated.

                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             06/2002 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms1                                WEIGHTED AVERAGE PC RATE:    6.26885%
POOL NUMBER:  Group 2 = 1819
____________________________________________________________________________________________

ISSUE DATE:  01/31/2002
CERTIFICATE BALANCE AT ISSUE:    $300,006,640.45

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     663                         $291,911,339.54
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $261,996.18
Unscheduled Principal Collection/Reversals                           $115,512.15
Liquidations-in-full                                       5       $2,183,442.25
Net principal Distributed                                          $2,560,950.58     ($2,560,950.58)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        658                         $289,350,388.96

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,676,629.61

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $151,584.89

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                             $4,085,995.30

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             06/2002 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms1                                WEIGHTED AVERAGE PC RATE:    6.26885%
POOL NUMBER:  Group 2 = 1819
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

     $2,560,950.58     $1,525,044.72             $0.00     $1,525,044.72             $0.00     $4,085,995.30

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $8,758,086.00             $0.00             $0.00             $0.00     $8,758,086.00
Bankruptcy Bond
   Single-Units           $212,147.00             $0.00             $0.00             $0.00       $212,147.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $8,758,086.00             $0.00             $0.00             $0.00     $8,758,086.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    7      $3,323,344.21         0              $0.00         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 06/25/2002 are as follows:

                Class       Class Principal Balance
                CB1               $13,952,014.59
                CB2                $5,232,007.47
                CB3                $3,488,002.65
                CB4                $1,744,002.82
                CB5                $1,744,001.82
                CB6                $1,744,003.25
                              __________________
                Total             $27,904,032.61
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of May 31, 2002):

SERIES:  2002-ms1               POOL NUMBER:  Group 2 = 1819

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $289,350,388.96**        $3,323,344.21***        $3,323,344.21***
Number:                          673                      7                       7
% of Pool:                    100.00%                  1.15%                   1.15%
(Dollars)
% of Pool:                    100.00%                  1.04%                   1.04%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***                $0.00***                $0.00***
Number:                           0                       0                       0
% of Pool:                    0.00%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.00%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all June 01, 2002 scheduled payments and May 01, 2002 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
May 31, 2002.

Trading Factor, calculated as of distribution date : 0.33038085.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including June 01, 2002, and unscheduled prepayments in months prior to June ) can be calculated.

                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             06/2002 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms1                                WEIGHTED AVERAGE PC RATE:    6.30716%
POOL NUMBER:  Group 3 = 1820
____________________________________________________________________________________________

ISSUE DATE:  01/31/2002
CERTIFICATE BALANCE AT ISSUE:    $199,270,283.49

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     432                         $187,610,493.40
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $167,685.60
Unscheduled Principal Collection/Reversals                            $29,061.70
Liquidations-in-full                                       5       $2,768,045.00
Net principal Distributed                                          $2,964,792.30     ($2,964,792.30)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        427                         $184,645,701.10

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,070,669.50

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $83,989.82

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                             $3,951,471.98

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             06/2002 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms1                                WEIGHTED AVERAGE PC RATE:    6.30716%
POOL NUMBER:  Group 3 = 1820
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

     $2,964,792.30       $986,679.68             $0.00       $986,679.68             $0.00     $3,951,471.98

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $8,758,086.00             $0.00             $0.00             $0.00     $8,758,086.00
Bankruptcy Bond
   Single-Units           $212,147.00             $0.00             $0.00             $0.00       $212,147.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $8,758,086.00             $0.00             $0.00             $0.00     $8,758,086.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    7      $2,761,247.62         1        $478,240.74         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 06/25/2002 are as follows:

                Class       Class Principal Balance
                CB1               $13,952,014.59
                CB2                $5,232,007.47
                CB3                $3,488,002.65
                CB4                $1,744,002.82
                CB5                $1,744,001.82
                CB6                $1,744,003.25
                              __________________
                Total             $27,904,032.61
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of May 31, 2002):

SERIES:  2002-ms1               POOL NUMBER:  Group 3 = 1820

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $184,645,701.10**        $3,239,488.36***        $2,761,247.62***
Number:                          456                      8                       7
% of Pool:                    100.00%                  1.75%                   1.50%
(Dollars)
% of Pool:                    100.00%                  1.75%                   1.54%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $478,240.74***                $0.00***                $0.00***
Number:                           1                       0                       0
% of Pool:                    0.26%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.22%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all June 01, 2002 scheduled payments and May 01, 2002 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
May 31, 2002.

Trading Factor, calculated as of distribution date : 0.21082883.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including June 01, 2002, and unscheduled prepayments in months prior to June ) can be calculated.